UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2004

FULL HOUSE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20630

(Commission File Number)

13-3391527

(IRS Employer Identification Number)

4670 S. Fort Apache Road, Suite 190, Las Vegas, Nevada 89147

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 221-7800

Item 4.  Changes in Registrant’s Certifying Accountant

On July 12, 2004, Piercy, Bowler, Tayler, & Kern (‘PBTK’) were retained as the independent accountant for the Registrant.  The audit committee of the Board of Directors of the Registrant approved changing from the Registrant’s prior accountants and engaging PBTK for the 2004 audit period.

The previous principal accountant, Deloitte & Touche LLP was dismissed on July 12, 2004.  Their reports on the consolidated financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  There were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Registrant did not consult PBTK regarding any of the circumstances set forth in paragraph (a) (2) (i) or (ii) of Item 304 of Regulation S-B prior to said engagement.

Item 7.  Financial Statements and Exhibits.

(c)           Exhibit.

16.1         Deloitte & Touche LLP letter date July 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Full House Resorts, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULL HOUSE RESORTS, INC.

Date: July 15, 2004	By:	/s/ Greg Violette
Greg Violette
Chief Financial Officer